UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 20, 2020.

Meeting Information
EXELIXIS, INC.	Meeting Type: Annual Meeting
For holders as of: March 23, 2020
Date: May 20, 2020 Time: 10:00 a.m. Pacific Time
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/EXEL2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/EXEL2020 and be sure to have the information that is printed in the box marked by the arrow

(located on the following page).

EXELIXIS, INC. 1851 HARBOR BAY PARKWAY ALAMEDA, CA 94502

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/EXEL2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	To elect the eleven nominees for director named in the accompanying Proxy Statement to hold office until the next Annual Meeting of Stockholders.
Nominees:
1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j. 1k.

Charles Cohen, Ph.D.

Carl B. Feldbaum, Esq.

Maria C. Freire, Ph.D.

Alan M. Garber, M.D., Ph.D.

Vincent T. Marchesi, M.D., Ph.D.

Michael M. Morrissey, Ph.D.

Stelios Papadopoulos, Ph.D.

George Poste, DVM, Ph.D., FRS

Julie Anne Smith

Lance Willsey, M.D.

Jack L. Wyszomierski

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis independent registered public accounting firm for the fiscal year ending January 1, 2021.

3.	To amend and restate the Exelixis 2017 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance by 21,000,000 shares.

4.	To approve, on an advisory basis, the compensation of Exelixis named executive officers, as disclosed in the accompanying Proxy Statement.

NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.